SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 14, 1998


                             MB Software Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                       0-11808                    59-2219994
----------------------------      ----------------           -------------------
(State or other jurisdiction      (Commission File            (IRS Employer
     incorporation)                  Number)                 Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas         76011
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               (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code        817-633-9400
                                                   -------------------------






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Item 5.  Other Events

         On November 12, 1998, MB Software Corporation (the"Company") held its annual meeting of stockholders. At the annual meeting, stockholders elected Messrs. Robert E. Gross, Araldo A. Cossutta, Steven W. Evans, Thomas J. Kirchhofer, Gilbert A. Valdez and Scott A. Haire to serve as directors of the Company until the next annual meeting of stockholders. Each nominee received 46,472,050 votes in favor of his election, with no votes against his election and no abstentions or broker non-votes. The stockholders also ratified the selection of Killman, Murrell & Company as the Company's independent public accountants to audit the company's financial statements for the 1998 fiscal year. The ratification proposal received 36,472,050 votes in favor of ratification, with no votes against the ratification and no abstentions or broker non-votes.

         The stockholders also approved an amendment to the Company's Article of Incorporation, as more particularly described in the Company's Information Statement relating to the annual meeting dated October 12, 1998. The amendment proposal received 46,472,050 votes in favor of the amendment, with no votes against the amendment and no abstentions or broker non-votes. Following adoption of the amendment, the Company issued 340,000 shares of its newly adopted Series A Senior Cumulative Convertible Participating Preferred Stock (the "Series A Preferred Stock") to Imagine Investments, Inc. ("Imagine") in exchange for a promissory note executed by the Company as maker in favor of Imagine in the aggregate in principal amount of $1,400,000 and all of Imagine's interest in Healthcare innovations, LLC. In addition, the Company has agreed to grant Imagine registration rights with respect to sales of Common Stock of the Company acquired upon conversion of the Series A Preferred Stock and Mr. Scott A. Haire, President and Chairman of the Board of the Company, has entered into an agreement with Imagine that will allow Imagine to participate in any sale by Mr. Haire of all or substantially all of his shares of Common Stock of the Company.

Item 7.  Financial Statements and Exhibits.

Upon further review of the financial information and nature of the acquisition described in the Company's Form 8-K, the Company has concluded that no pro-forma financial settlements are required to be filed with respect to such acquisition.






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The following is a list of exhibits filed as part of this Current Report on Form
8-K.

EXHIBIT
-------

Number     Description of Exhibit
------     ----------------------

2.1        Amendment to Certificate of Incorporation

4.1 Registration Rights Agreement dated November 12, 1998 between Company and Imagine.

4.2        Letter Agreement dated November 12, 1998 between Imagine and
           Scott A. Haire.

10-1 Letter Agreement dated November 12, 1998 between the Company and Imagine regarding the transfer of interest in Healthcare Innovations, LLC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 14, 1998
                                              MB Software Corporation

                                              /s/ Scott A. Haire
                                              ----------------------------------
                                              Scott A. Haire, Chairman of the
                                              Board, Chief Executive Officer
                                              And President (Principal Financial
                                              Officer)